Exhibit 32
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (Company) on Form 10-Q for the period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Kevin C. Gorman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and
(2)That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 31, 2023	By:	/s/ Kevin C. Gorman
	Name:	Kevin C. Gorman
	Title:	Chief Executive Officer
In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (Company) on Form 10-Q for the period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Matthew C. Abernethy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and
(2)That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 31, 2023	By:	/s/ Matthew C. Abernethy
	Name:	Matthew C. Abernethy
	Title:	Chief Financial Officer